FHLB Advances, Related Party Notes Payable and Other Borrowings - Schedule of Due or Callable Notes (Detail) (FHLB Advances and Related Party Notes Payable, USD $)
In Thousands, unless otherwise specified
	Dec. 31, 2014	Sep. 30, 2014
FHLB Advances and Related Party Notes Payable
Debt Instrument [Line Items]
2015	$ 95,585	$ 70,594
2016	90,000	90,000
2017	25,000	25,000
2018	60,795	60,795
2019	75,000	100,000
2020 and thereafter	270,000	270,000
Total	$ 616,380	$ 616,389